UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21930

Oceanstone Fund

(Exact name of registrant as specified in charter)

7334 Spinnaker Street

Carlsbad, CA 92011

(Address of principal executive offices) (Zip code)

James J. Wang

P.O. Box 130982

Carlsbad, CA 92013

(Name and address of agent for service)

Registrant's telephone number, including area code: (760) 602-0103

Date of fiscal year end: June 30

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

OCEANSTONE FUND

December 31, 2008

Oceanstone Fund

1-800-988-6290

www.oceanstonefund.com

Fellow Investors:

Oceanstone Fund (the Fund) started the first half of its 2009 fiscal year on 7/1/2008 at net asset value (NAV) of $9.95 per share. On 12/31/2008, the Fund ended this half at NAV of $9.31 per share. So the Fund’s total return for this half is -6.43%. During the same period, the total return of S&P 500 index is -28.47%. In this severe market downturn, most undervalued stocks also performed poorly. In a severe market downturn, it is easy to get discouraged and lose one’s confidence. But over a long period, the ups and downs will even out. So the real question is whether the Fund can find at least some of the investment opportunities in U.S. stock market each year.

Now the Fund continues to search for the undervalued stocks, compared to their intrinsic value. To determine a stock’s intrinsic value (IV), we may need a new equation: IV = IV/E x E, slightly different from: P = P/E x E. In both equations, E is earnings per share for trailing 4 quarters. While P/E is determined by stock market, IV/E is determined by a rational and objective evaluation, both based on the available information of a company’s future earnings prospects. For this equation IV = IV/E x E, a “rational and objective” evaluation is used in order to derive the true earnings prospects of a company from its current available information. In another word, IV/E is what P/E should be, based on a rational and objective evaluation.

It is difficult to predict a company’s future earnings and easy to be wrong. But depending on one’s experiences, an investor may be able to determine the future earnings probabilities for certain companies with high confidence. Even with these companies, an investor will be wrong for a percentage, because some of the future developments, both positive and negative, will be unexpected. But we can work to improve this percentage.

U.S. stock market is highly rational and objective, and a company’s stock price usually reflects its intrinsic value very accurately. So a stock’s P/E usually reflects its IV/E very accurately. But sometimes for a small number of stocks, their P/E can be clearly below their IV/E for a short time, for various reasons including (i) a large number of shares of a stock must be liquidated within a short time, so its P/E may decline substantially even though its IV/E has not changed; (ii) panic selling unjustified by the fundamental facts; and (iii) preconception from past results, so even though a company’s earnings prospects may have changed significantly, it may take some time for P/E to fully adjust.

For example, in mid-April, 2002, USANA Health Sciences, Inc. earned $0.30 per share and its stock was traded at about $2 with a P/E ratio of 6-7. Based on the public information available then, it had very good prospects for further growth and its IV/E ratio was at least 10-15. So its intrinsic value was at least $3-$4.5 at the time. These investment opportunities are rare and it is easy to be wrong, due to the difficulty of judging a company’s future earnings. But to achieve a good long-term return, the Fund must take the risks associated with these investment opportunities.

I believe that this equation IV = IV/E x E can also be used to determine the intrinsic value of a fixed-income security. When this equation is used to calculate the intrinsic value of a fixed-income security, E is its total interest or dividend for trailing 12 months, and IV/E ratio is determined by a rational and objective evaluation of the available information of its future credit prospects and the future inflation prospects.

This equation IV = IV/E x E for calculating a security’s intrinsic value is different from the current prevailing definition of investment value. But we can look at the issue of investment value from different angles. The main benefit of this equation IV = IV/E x E for calculating a security’s intrinsic value is that this equation is relatively simple and easy to use – It relies on the current available information of a security’s prospects to determine its intrinsic value and prediction about a company’s future earnings for many years into the future, which is very difficult, is not required.

From past experiences, the Fund needs to use IV = IV/E x E, not P = P/E x E, as the guidance in order to find at least some of the undervalued stocks in the stock market each year. By focusing on intrinsic value, it will be easier to take fear and greed out of investing process. But if stock price is the main concern, which is so natural even for an experienced investor, it will easily lead to speculation and poor long-term results.

Finally, I would like to thank the Fund shareholders for your trust.

Respectfully submitted,

/s/ James J. Wang

James J. Wang, February 17, 2009

Oceanstone Fund

Graphical Illustration

The following chart gives a visual breakdown of the Fund by the industry sectors based on percentage of net assets.

(Unaudited)

Net Cash*
11.03%
Conglomerates
3.58%
Technology
5.56%
Consumer Goods
22.30%
Healthcare
12.53%
Services
45.00%

                  *Net cash represents cash equivalents and other assets less liabilities.

	Oceanstone Fund
	Schedule of Investments
	December 31, 2008 (Unaudited)

Shares		Value

COMMON STOCKS - 88.97%

Apparel & Other Finished Products - 8.15%
4,200	G-III Apparel Group, Ltd. *	$ 26,838
2,000	True Religion Apparel, Inc. *	24,880
		51,718
Blankbooks, Looseleaf Binders - 2.36%
1,000	Deluxe Corp.	14,960

Electronic & Other Electrical Equipment (No Computer Equipment) - 3.57%
1,400	General Electric Co.	22,680

Footware (No Rubber) - 3.36%
1,000	Steven Madden, Ltd. *	21,320

Hospital & Medical Services Plans - 12.53%
1,500	Health Net, Inc. *	16,335
1,500	WellPoint, Inc. *	63,195
		79,530
Jewelry, Precious Metal - 3.45%
3,500	Fuqi International, Inc. *	21,910

Motor Vehicle Parts & Accessories - 3.33%
15,000	Lear Corp. *	21,150

Motorcycles, Bicycles & Parts - 4.01%
1,500	Harley-Davidson, Inc.	25,455

Retail-Apparel & Accessory Stores - 3.80%
1,500	Aeropostale, Inc.*	24,150

Retail-Auto Dealers & Gasoline Stations - 4.39%
7,000	Sonic Automotive, Inc.	27,860

Retail-Jewelry Stores - 3.72%
1,000	Tiffany & Co.	23,630

Retail-Radio, TV & Consumer Electronics - 4.43%
1,000	Best Buy Co., Inc.	28,110

Services-Auto Rental & Leasing - 2.58%
15,000	Dollar Thrifty Automotive Group, Inc. *	16,350

Services-Computer Programming - 3.56%
2,500	Satyam Computer Services, Ltd. * *	22,600

Services-Educational Services - 2.80%
7,000	ChinaCast Education Corp. *	17,780

Services-Equipment Rental & Leasing - 3.32%
7,000	AerCap Holdings N.V. *	21,070

Services-Racing, Including Track Operation - 3.81%
1,500	Speedway Motorsports, Inc.	24,165

Telephone & Telegraph Apparatus - 2.00%
5,000	Qiao Xing Mobile Communications Co., Ltd. *	12,700

Wholesale-Electronics Parts & Equipment, NEC - 2.06%
1,500	TESSCO Technologies, Inc. *	13,065

Wholesale-Groceries & Related Products - 6.90%
3,000	SUPERVALU, Inc.	43,800

Women's Misses', Children's & Infants' Undergarments - 4.84%
2,000	Guess?, Inc.	30,700

TOTAL FOR COMMON STOCKS (Cost $593,515) - 88.97%		$ 564,703

SHORT TERM INVESTMENTS - 13.71%
87,048	Huntington Treasury Money Market IV 0.18% ** (Cost $87,048)	87,048

TOTAL INVESTMENTS (Cost $680,563) - 102.68%		$ 651,751

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.68)%		(17,023)

NET ASSETS - 100.00%		$ 634,728

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield on December 31, 2008.
The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Assets and Liabilities
December 31, 2008 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $680,563)	$ 651,751
Receivables:
Dividends and Interest	1,652
Total Assets	653,403
Liabilities:
Accrued Management Fees	950
Securities Payable	17,725
Total Liabilities	18,675
Net Assets	$ 634,728

Net Assets Consist of:
Paid In Capital	$ 738,842
Accumulated Net Investment Loss	(6,052)
Accumulated Undistributed Realized Loss on Investments	(69,250)
Unrealized Depreciation in Value of Investments	(28,812)
Net Assets, for 68,215 Shares Outstanding	$ 634,728

Net Asset Value Per Share	$ 9.31

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statement of Operations
For the six month period ended December 31, 2008 (Unaudited)

Investment Income:
Dividends	$ 3,985
Interest	638
Total Investment Income	4,623

Expenses:
Advisory Fees (Note 3)	5,880
Total Expenses	5,880

Net Investment Gain (Loss)	(1,257)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(15,164)
Net Change in Unrealized Depreciation on Investments	(28,065)
Realized and Unrealized Gain (Loss) on Investments	(43,229)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (44,486)

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the Year
	Ended	Ended
	December 31, 2008	June 30,2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (1,257)	$ (5,432)
Net Realized Gain (Loss) on Investments	(15,164)	16,041
Unrealized Appreciation (Depreciation) on Investments	(28,065)	(34,184)
Net Increase (Decrease) in Net Assets Resulting from Operations	(44,486)	(23,575)

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	(123,071)
Total Dividends and Distributions Paid to Shareholders	-	(123,071)

Capital Share Transactions (Note 5)	-	132,109

Total Increase (Decrease) in Net Assets	(44,486)	(14,537)

Net Assets:
Beginning of Period	679,214	693,751

End of Period	$ 634,728	$ 679,214

The accompanying notes are an integral part of these financial statements.

Oceanstone Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months	For the Year	Period *
	Ended	Ended	Ended
	12/31/2008	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Period	$ 9.95	$ 12.24	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.01)	(0.09)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.63)	(0.20)	2.24
Total from Investment Operations	(0.64)	(0.29)	2.26

Distributions:
Net Investment Income	0.00	0.00	(0.02)
Realized Gains	0.00	(2.00)	(0.00)
Total from Distributions	0.00	(2.00)	(0.02)

Net Asset Value, at End of Period	$ 9.31	$ 9.95	$ 12.24

Total Return ***	(6.43)%	(2.94)%	22.61%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 635	$ 679	$ 694
Ratio of Expenses to Average Net Assets ****	1.80%	1.80%	1.80%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(0.38)%	(0.73)%	0.20%
Portfolio Turnover	294.20%	403.27%	146.05%

* For the period November 9, 2006 (commencement of investment operations) through June 30, 2007.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized
The accompanying notes are an integral part of these financial statements.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 (UNAUDITED)

Note 1. Organization

Oceanstone Fund, (the “Fund”) is a no-load, non-diversified, open-end investment company that was organized as a business trust under the laws of the State of Delaware pursuant to a Declaration of Trust dated June 26, 2006.  The Trust is permitted to issue an unlimited number of no par shares of beneficial interest in the Fund. The Fund’s investment objective is to seek capital appreciation. The Fund’s principal investment strategy is to invest only in common stocks on the New York Stock Exchange, American Stock Exchange, and NASDAQ.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- The Fund’s assets are valued at the market value using market quotations. Common stocks in the Fund’s portfolio are valued at the last quoted sale price on the day the valuation is made. Those common stocks that are not traded on the valuation date are valued at the last bid price. When the market quotation of a stock is either not readily available or not reliable, the Adviser will determine the fair value of the stock in accordance with the guideline approved by the Fund’s Board of Trustees. As a general principle, the fair value of a stock is the price that the Fund may reasonably expect to receive for the stock upon its current sale.

Share Valuation- The price (net asset value) of the Fund’s shares is normally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The price is determined by dividing the value of its securities, plus all other assets and less all liabilities, by the number of shares outstanding.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Distributions to Shareholders- The Fund will distribute its net realized capital gains, if any, on an annual basis and substantially all of its net investment income in the form of dividends to its shareholders on an annual basis or more frequently at the discretion of the Fund. Distributions will be recorded on ex-dividend date.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 (UNAUDITED)

New Accounting Pronouncements - The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on July 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 -  quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's assets carried at fair value:

                                                                              Investments                  Other Financial

Valuation Inputs:                                                  In Securities                     Instruments

Level 1 – Quoted Prices                                             $651,751                         $         -

Level 2 – Significant Other Observable Inputs                       -                                     -

Level 3 – Significant Unobservable Inputs                             -                                     -

Total                                                                            $651,751                         $         -

Note 3. Investment Management Agreement

The Fund has an investment advisory agreement (the “Agreement”) with Oceanstone Capital Management, Inc. (the “Advisor”) to furnish investment advisory and management services to the Fund.  Under this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.80%. The Advisor will pay all operating expenses of the Fund except for brokerage commissions, taxes, interest and management fees. For the six month period ended December 31, 2008, the

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 (UNAUDITED)

Adviser earned a fee of $5,880 from the Fund, of which the Fund owed the Adviser $950 as of December 31, 2008.

Note 4. Related Party Transactions

James J. Wang is the control person of the Adviser and also serves as a trustee and officer of the Fund. James Wang receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares with no par value of separate series. Paid in capital at December 31, 2008 was $738,842 representing 68,215 shares outstanding. Transactions in capital stock were as follows:

	Six Months Ended 12/31/2008		Fiscal Year Ended 6/30/2008
	Shares	Amount	Shares	Amount
Shares Sold	0	$0	8,706	$100,000
Shares Reinvested	0	0	11,926	123,071
Shares Redeemed	0	0	(9,105)	(90,962)
Net Increase	0	$0	11,527	$132,109

Note 6. Investment Transactions

For the six month period ended December 31, 2008, purchases and sales of investment securities other than U.S. Government obligations, short-term investments aggregated $1,586,537 and $1,388,953, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at December 31, 2008 was $680,563.

At December 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$44,066	($72,878)	($28,812)

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed Realized Gain (Loss)	(69,250)
Unrealized Appreciation (Depreciation) on Investments	(28,812)
$ (98,062)

The Fund did not pay a dividend distribution for the six month period ended December 31, 2008.  The Fund paid a short term capital gain of $2.0014 per share for a total of $123,071 for the fiscal year ended June 30, 2008.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and

OCEANSTONE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2008 (UNAUDITED)

unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2008, the Fusion Group, Inc. Retirement Trust owns 81.67% of the Fund shares.

Oceanstone Fund
Expense Illustration
December 31, 2008 (Unaudited)

Expense Example

As a shareholder of the Oceanstone Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	July 1, 2008	December 31, 2008	July 1,2008 to December 31,2008

Actual	$1,000.00	$935.68	$8.78
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.13	$9.15

* Expenses are equal to the Fund's annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCEANSTONE FUND

TRUSTEES AND OFFICERS

DECEMBER 31, 2008 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Rajendra Prasad 1310 East Ocean Boulevard, #1401 Long Beach, CA 90802 1945	Trustee since 2006	Mr. Prasad is the founder and president of Prasad Growth Fund, a registered investment company, since 1998. Mr. Prasad is also a part-time practicing physician.
Wei-Wei Zhang 13203 Haxton Pl. San Diego, CA 92130 1957	Trustee since May of 2008	Mr. Zhang is the president and CEO of Acrotics Corp. since April of 2008 and was the president and CEO of GenWay Biotech, Inc., from 2001 to April of 2008.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
James J. Wang[1] PO Box 130982 Carlsbad, CA 92013 1963	Trustee, Treasurer, President and Chief Compliance Officer since 2006

James Wang is actively engaged in the management of his personal accounts in stock markets. James Wang is the president, a director, and a shareholder of Oceanstone Capital Management, Inc., the Fund’s investment adviser.

1 James J. Wang is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

OCEANSTONE FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2008 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 988-6290 to request a copy of the SAI or to make shareholder inquiries.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 988-6290.

Board of Trustees

James J. Wang

Rajendra Prasad

Wei-Wei Zhang

Investment Adviser

Oceanstone Capital Management, Inc.

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Meyler & Company, LLC

This report is provided for the general information of the shareholders of the Oceanstone Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oceanstone Fund

By: /s/ James J. Wang

James J. Wang

President

Date:          02/24/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James J. Wang

James J. Wang

President

Date:          02/24/2009

By: /s/ James J. Wang

James J. Wang

Chief Financial Officer

Date:          02/24/2009